Exhibit 4.2

SBI Selecta Biosciences, Inc. CUSIP SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT IS THE RECORD HOLDER OF FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF Selecta Biosciences, Inc. SEAL 2007 GENERAL COUNSEL, CHIEF COMPLIANCE OFFICER AND CORPORATE SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR By AUTHORIZED SIGNATURE Exhibit 4.2

SELECTA BIOSCIENCES, INC. THE CORPORATION IS AUTHORIZED TO ISSUE TWD CLASSES OF STOCK, COMMON STOCK AND PREFERRED STOCK. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS. DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COI'v1PANY AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO Tl-IE OFFICE OF Tl-IE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT .IT TEN - as tenants in oommon - as tenants by the entireties - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT-.....................Custodian.................... {Mir C f) (Cllllt) under Uniform Gifts to Minors Act ••.••.••••,.•_•.•••,•.••.•••••• Additional abbreviations may also be used though not in the above list. For value received, --------------------hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE -----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dared _ NOfiCE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE,IN EVERY PARTICUlAR, WITHOUT ALTERATION OR ENLARGBIIENT, OR Af'N CHANGE WHATSOEVER. SIGNATURE(SJ GUARANTEED: THE SIGNAl\JRE(S) MUST BE GUAAANTEEO BY AN ELIGIBLE GUAAANTOR INSTmmON (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDAU..ION PFI:OGRAM),PURSUANT TO S,E,C., RULE 17M-15,